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SEWARD & KISSEL LLP
One Battery Park Plaza
New York, New York 10004

Telephone: (212) 574-1200
Facsimile:: (212) 480-8421
 www.sewkis.com

Gary J. Wolfe
      Partner
(212) 574-1223

May 6, 2005

FILING DESK

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street
Washington, D.C. 20549

  Re:
  Genco Shipping & Trading Limited

Ladies and Gentlemen:

        We enclose for filing the Registration Statement on Form S-1 (the "Registration Statement"), including exhibits, of Genco Shipping & Trading Limited, a corporation organized under the laws of the Republic of the Marshall Islands (the "Company"). The Registration Statement relates to the registration of the Company's common stock (the "Common Stock") under the Securities Act of 1933, as amended (the "Act"), in connection with a proposed initial public offering of the Common Stock by the Company (the "Offering"). The Company will use the proceeds of the Offering to repay outstanding indebtedness and for general corporate purposes.

        By way of background, the Company was formed in 2004 and has its principal executive offices in New York City. The Company has acquired 16 drybulk carriers from an unrelated third party. As of the filing of the Registration Statement, 15 of the 16 vessels have been delivered, with delivery of the sixteenth vessel expected in June 2005. All of the vessels have been acquired free of charters. Following their acquisition, the Company has placed the vessels on separate two-year time charters.

        The Company has wire transferred today the sum of $41,195 in payment of the filing fee.

        If you have any questions or comments concerning the enclosed, please feel free to telephone the undersigned at (212) 574-1223 or Robert Lustrin of this office at (212) 574-1420.

SEWARD & KISSEL LLP
By:	/s/ GARY J. WOLFE

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SEWARD & KISSEL LLP One Battery Park Plaza New York, New York 10004